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                                                                  Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-85588 and File No. 333-22679.


March 28, 1997